UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9299

Name of Fund:  Merrill Lynch Disciplined Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Disciplined Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Disciplined Equity
Fund, Inc.


Semi-Annual Report
November 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




Merrill Lynch Disciplined Equity Fund, Inc.


Portfolio Information As of November 30, 2003


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Microsoft Corporation                       3.3%
Wal-Mart Stores, Inc.                       3.0
Exxon Mobil Corporation                     3.0
Citigroup Inc.                              3.0
Countrywide Credit Industries, Inc.         2.6
Bank of America Corporation                 2.5
Cisco Systems, Inc.                         2.0
General Electric Company                    1.9
Intel Corporation                           1.9
3M Co.                                      1.6



                                        Percent of
Geographic Allocation                  Net Assets++

United States                              93.7%
Canada                                      1.7

++Total may not equal 100%.



                                        Percent of
Five Largest Industries*                Net Assets

Oil & Gas                                   6.9%
Thrifts & Mortgage Finance                  6.7
Communications Equipment                    5.9
Commercial Banks                            5.7
Capital Markets                             4.7

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



A Letter From the President


Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength, and sub par gross domestic product (GDP) growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing this year. The S&P 500 Index posted year-to-date and 12-month returns of +22.27% and +15.09%, respectively, as of November 30, 2003. Although continued market strength cannot be assured, the positives have begun to eclipse the negatives. In addition to the impressive GDP growth, the positive economic news includes waning risk of deflation and surprisingly strong business spending and corporate earnings. In fact, business spending in the third quarter was the strongest it has been in three years, up 14%, and many company earnings reports exceeded forecasts in the first three quarters of the year. The good news did not go unnoticed, as investors appeared to regain confidence by returning to the equity market.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



A Discussion With Your Fund's Portfolio Manager


Fund returns were in line with that of its benchmark and exceeded the Lipper Large-Cap Core Funds category average during a period characterized by steadily rising equity prices.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2003, Merrill Lynch Disciplined Equity Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +11.26%, +10.86%, +10.73% and +11.40%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) Fund returns were comparable to the +10.80% return of the unmanaged benchmark Standard & Poor's 500 (S&P 500) Index and exceeded the +9.87% average return of the Lipper Large-Cap Core Funds category for the same six-month period.

During the period, investors continued to favor more cyclical stocks --that is, those areas of the stock market most likely to benefit as the U.S. economy gained strength. In the third quarter of this year, gross domestic product rose 8.2%--its highest growth rate since the early 1980s. At the same time, rising consumer confidence led to increased consumer spending.

In this environment, the Fund's performance relative to the benchmark benefited primarily from stock selection in the consumer discretionary, industrial and financial sectors. In the consumer discretionary sector, the portfolio's positions in homebuilders Ryland Group Inc., Lennar Corp. and Centex Corp., and in home improvement retailer Lowe's Companies, significantly enhanced relative returns. Within the industrial sector, our positions in Career Education Corp. and Corinthian Colleges, Inc., both providers of post-secondary education, had a positive effect on performance. The Fund's positions in Countrywide Financial Corp., a residential mortgage lender and servicer and a financial services provider, and Capital One Financial Corp., a provider of consumer credit and other financial services, also benefited comparative returns. Finally, relative performance was aided by the portfolio's underweight positions in consumer staples and telecommunication services.

Detracting from relative returns during the period was an underweight versus the benchmark in the information technology sector. We maintained the Fund's underweight in information technology stocks early in the six-month period because we believed that many of these stocks carried high valuations. However, we began to increase the portfolio's exposure to the sector in the latter part of the period. Despite the negative effect of the information technology underweight, several of the Fund's individual holdings in the sector performed well during the period. These included Polycom, Inc., Broadcom Corp., National Semiconductor Corp. and Agilent Technologies, Inc. Stock selection in telecommunication services also detracted somewhat from the Fund's return versus the benchmark's return in the past six months.


What changes were made to the portfolio during the period?

We made no major changes to the Fund's sector allocations during the six-month period. As noted earlier, we increased the Fund's exposure to information technology stocks late in the period after share prices declined and several companies reported improved earnings for third quarter 2003. Based on our belief that valuations in the sector generally were too high, we waited to take advantage of a pullback in share prices. This allowed us to purchase several technology stocks at what we felt were more attractive valuations.

We maintained the Fund's overweight in the financial sector throughout the period. This included above-benchmark allocations in investment banks such as Morgan Stanley and Goldman Sachs Group, Inc., which we believe will benefit from increasing merger-and-acquisition activity and higher trading volume as the equity markets continue to improve. We were also overweight in credit card issuers, including Capital One Financial Corp. and MBNA Corp.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



A substantial overweighting in Countrywide Financial Corp. was based on our belief that the stock had an attractive valuation and offered good opportunity for growth at a reasonable price. Although Countrywide is involved in mortgage lending, which has declined as refinancing activity has slowed, the company also has a large mortgage-servicing business that we believe will continue to have a significant positive effect on earnings. The stock's valuation, in our view, does not reflect this post-refinancing boom revenue potential.

We also continued to overweight Federal Home Loan Mortgage Association (Fannie Mae) and Federal National Mortgage Association (Freddie Mac). Although share prices of both declined sharply as Freddie Mac's accounting practices came under increased scrutiny, we believe the stocks' valuations are too low and that the underlying economics of these businesses remain solid.

Other overweights in the portfolio included post-secondary education stocks, including Career Education Corp., Corinthian Colleges Inc. and Apollo Group, and discount retailers, such as Wal-Mart Stores, Inc., all of which we believe have strong earnings momentum.


How would you characterize the portfolio's position at the close of the period?

Our ongoing strategy is to seek stocks with growing earnings, low valuations and the historical ability to outperform the broad market. We believe the Fund is well positioned to benefit from an economic recovery and strength in the financial markets. We are focused on stocks in the financial, consumer discretionary, energy and information technology sectors.

At period end, the Fund was overweight versus the benchmark in homebuilders, which we believe are benefiting from favorable demographic trends (a steady stream of new homebuyers continues to enter the market) and strong supply-and-demand dynamics. In our opinion, these factors will offset any negative effect of a moderate rise in interest rates. Although the performance of the energy sector has lagged the broad market recently, we maintained an overweight in these stocks as well because the demand for energy historically has increased as the economy improves.

As of November 30, 2003, the Fund was underweight in the more defensive areas of the market, such as consumer staples, pharmaceuticals and telecommunication services. We believe a challenging regulatory environment, patent expirations and increasing competition from generic drugs could threaten the future revenue streams of large cap pharmaceutical companies. The underweighting of telecommunication services is based on our belief that this sector will continue to experience profit erosion amid intense competition within the industry.

We believe inflation will remain subdued during the first part of the economic recovery because the job market remains sluggish and several industries are facing a lack of pricing power. In addition, many companies are operating below their maximum capacity levels. Thus, even if these companies increase production, they most likely will not need to boost prices. With that, our view is that the Federal Reserve Board will not raise short-term interest rates until somewhat later than expected, as there are no significant signs of inflation.


Andrea Mitroff
Vice President and Portfolio Manager


December 12, 2003



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Performance Data (continued)


Average Annual Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/03                 +16.91%          +10.77%
Inception (6/25/99) through 11/30/03    - 1.57           - 2.76

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/03                   +15.89%        +11.89%
Inception (6/25/99) through 11/30/03      - 2.33         - 2.76

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/03                 +15.91%          +14.91%
Inception (6/25/99) through 11/30/03    - 2.36           - 2.36

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/03                 +17.14%          +10.99%
Inception (6/25/99) through 11/30/03    - 1.33           - 2.52

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Performance Data (concluded)


Recent Performance Results

                                                      6-Month        12-Month     Since Inception
As of November 30, 2003                             Total Return   Total Return     Total Return
ML Disciplined Equity Fund, Inc.--Class A Shares*      +11.26%        +16.91%          - 6.76%
ML Disciplined Equity Fund, Inc.--Class B Shares*      +10.86         +15.89           - 9.93
ML Disciplined Equity Fund, Inc.--Class C Shares*      +10.73         +15.91           -10.03
ML Disciplined Equity Fund, Inc.--Class I Shares*      +11.40         +17.14           - 5.75
Standard & Poor's 500 Index**                          +10.80         +15.09           -14.23

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/25/99.

**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 6/25/99.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Schedule of Investments

                                                                                                    Value        Percent of
Country      Industry*         Shares Held   Common Stocks                                    (in U.S. dollars)  Net Assets
Canada       Communications         50,000   ++Nortel Networks Corporation                           $    225,500      0.5%
             Equipment

             Oil & Gas              15,800   EnCana Corp.                                                 580,334      1.2

                                             Total Common Stocks in Canada                                805,834      1.7


United       Aerospace & Defense     6,000   ++L-3 Communications Holdings, Inc.                          282,300      0.6
States
             Beverages               7,000   The Coca-Cola Company                                        325,500      0.7

             Biotechnology           9,900   ++Amgen Inc.                                                 569,349      1.2

             Capital Markets         4,000   The Bear Stearns Companies Inc.                              289,840      0.6
                                     5,000   The Goldman Sachs Group, Inc.                                480,400      1.0
                                    16,700   J.P. Morgan Chase & Co.                                      590,512      1.2
                                     4,000   Lehman Brothers Holdings, Inc.                               288,840      0.6
                                    11,500   Morgan Stanley                                               635,720      1.3
                                                                                                     ------------    ------
                                                                                                        2,285,312      4.7

             Chemicals               5,800   E.I. du Pont de Nemours and Company                          240,468      0.5
                                     3,000   Praxair, Inc.                                                215,340      0.5
                                                                                                     ------------    ------
                                                                                                          455,808      1.0

             Commercial Banks       16,000   Bank of America Corporation                                1,206,880      2.5
                                    18,000   U.S. Bancorp                                                 498,780      1.1
                                    15,000   Wachovia Corporation                                         686,250      1.4
                                     6,000   Wells Fargo & Co.                                            343,980      0.7
                                                                                                     ------------    ------
                                                                                                        2,735,890      5.7

             Commercial Services     3,800   ++Apollo Group, Inc. (Class A)                               262,314      0.5
             & Supplies              6,000   Avery Dennison Corporation                                   330,480      0.7
                                     8,000   ++Career Education Corporation                               409,040      0.9
                                    23,000   ++Cendant Corporation                                        509,680      1.1
                                     6,000   ++Corinthian Colleges, Inc.                                  383,580      0.8
                                       500   ++LECG Corporation                                            10,750      0.0
                                                                                                     ------------    ------
                                                                                                        1,905,844      4.0

             Communications          3,000   Adtran, Inc.                                                 197,460      0.4
             Equipment              43,700   ++Cisco Systems, Inc.                                        990,242      2.0
                                    20,000   ++Corning Incorporated                                       229,200      0.5
                                    36,600   ++Polycom, Inc.                                              725,412      1.5
                                     6,400   QUALCOMM Inc.                                                285,120      0.6
                                     5,000   ++UTStarcom, Inc.                                            189,400      0.4
                                                                                                     ------------    ------
                                                                                                        2,616,834      5.4

             Computers &             5,000   ++Avid Technology, Inc.                                      264,400      0.6
             Peripherals            12,800   ++Dell Inc.                                                  441,600      0.9
                                    15,000   ++EMC Corporation                                            206,100      0.4
                                    14,000   Hewlett-Packard Company                                      303,660      0.6
                                     4,800   International Business Machines Corporation                  434,592      0.9
                                    15,000   ++Seagate Technology                                         296,250      0.6
                                                                                                     ------------    ------
                                                                                                        1,946,602      4.0



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry*         Shares Held   Common Stocks                                    (in U.S. dollars)  Net Assets
United       Consumer Finance       12,700   American Express Company                                $    580,517      1.2%
States                               6,000   Capital One Financial Corporation                            358,320      0.8
(continued)                         14,000   MBNA Corporation                                             343,280      0.7
                                     5,700   SLM Corporation                                              211,641      0.4
                                                                                                     ------------    ------
                                                                                                        1,493,758      3.1

             Diversified Financial  30,400   Citigroup Inc.                                             1,430,016      3.0
             Services                5,000   The Principal Financial Group, Inc.                          165,550      0.3
                                                                                                     ------------    ------
                                                                                                        1,595,566      3.3

             Diversified             4,000   ALLTEL Corporation                                           181,640      0.4
             Telecommunication       9,100   Verizon Communications                                       298,207      0.6
             Services                                                                                ------------    ------
                                                                                                          479,847      1.0

             Electric Utilities      6,600   Dominion Resources, Inc.                                     397,782      0.8
                                     5,000   Entergy Corporation                                          264,300      0.6
                                     5,600   FPL Group, Inc.                                              355,880      0.7
                                     9,300   The Southern Company                                         272,211      0.6
                                                                                                     ------------    ------
                                                                                                        1,290,173      2.7

             Electronic Equipment   20,000   ++Agilent Technologies, Inc.                                 565,600      1.2
             & Instruments

             Food & Staples         26,300   Wal-Mart Stores, Inc.                                      1,463,332      3.0
             Retailing

             Food Products           9,000   Fresh Del Monte Produce Inc.                                 240,120      0.5

             Health Care Equipment  16,400   ++Boston Scientific Corporation                              588,596      1.2
             & Supplies              5,800   ++St. Jude Medical, Inc.                                     367,372      0.8
                                     3,800   Stryker Corporation                                          307,800      0.6
                                                                                                     ------------    ------
                                                                                                        1,263,768      2.6

             Health Care Providers   4,000   Aetna Inc. (New Shares)                                      257,520      0.5
             & Services              5,500   ++Anthem, Inc.                                               396,660      0.8
                                     4,000   HCA Inc.                                                     167,640      0.4
                                     6,000   UnitedHealth Group Incorporated                              323,400      0.7
                                     3,300   ++WellPoint Health Networks Inc.                             308,517      0.6
                                                                                                     ------------    ------
                                                                                                        1,453,737      3.0

             Hotels, Restaurants     7,200   Applebee's International, Inc.                               278,712      0.6
             & Leisure

             Household Durables      3,000   Centex Corporation                                           328,200      0.7
                                     5,500   Lennar Corporation (Class A)                                 538,450      1.1
                                     1,000   ++NVR, Inc.                                                  491,000      1.0
                                     6,800   The Ryland Group, Inc.                                       626,620      1.3
                                                                                                     ------------    ------
                                                                                                        1,984,270      4.1

             Household Products      5,000   The Procter & Gamble Company                                 481,200      1.0

             Industrial              9,600   3M Co.                                                       758,784      1.6
             Conglomerates          33,000   General Electric Company                                     946,110      1.9
                                                                                                     ------------    ------
                                                                                                        1,704,894      3.5

             Insurance               5,800   Ambac Financial Group, Inc.                                  398,750      0.8
                                     5,000   American International Group, Inc.                           289,750      0.6
                                     1,700   The Progressive Corporation                                  132,770      0.3
                                                                                                     ------------    ------
                                                                                                          821,270      1.7



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry*         Shares Held   Common Stocks                                    (in U.S. dollars)  Net Assets
United       Machinery               4,000   Caterpillar Inc.                                        $    304,200      0.6%
States
(concluded)  Media                   3,288   ++Comcast Corporation (Class A)                              103,177      0.2
                                     7,000   ++EchoStar Communications Corporation (Series A)             241,360      0.5
                                    13,100   ++Fox Entertainment Group, Inc. (Class A)                    374,005      0.8
                                     8,000   ++General Motors Corporation (Class H)                       132,800      0.3
                                    10,000   ++Time Warner Inc.                                           162,800      0.3
                                    18,000   Viacom, Inc. (Class B)                                       707,760      1.5
                                                                                                     ------------    ------
                                                                                                        1,721,902      3.6

             Multiline Retail        2,000   ++Kohl's Corporation                                          96,640      0.2

             Oil & Gas               2,300   Apache Corporation                                           165,140      0.3
                                    11,500   Devon Energy Corporation                                     567,640      1.2
                                    39,600   Exxon Mobil Corporation                                    1,432,332      3.0
                                    15,800   Occidental Petroleum Corporation                             579,544      1.2
                                                                                                     ------------    ------
                                                                                                        2,744,656      5.7

             Pharmaceuticals         2,700   Allergan Inc.                                                201,771      0.4
                                    10,000   Johnson & Johnson                                            492,900      1.0
                                    17,000   Merck & Co., Inc.                                            690,200      1.5
                                    20,000   Pfizer Inc.                                                  671,000      1.4
                                                                                                     ------------    ------
                                                                                                        2,055,871      4.3

             Semiconductors &       14,000   ++Broadcom Corporation (Class A)                             510,020      1.1
             Semiconductor          27,700   Intel Corporation                                            926,011      1.9
             Equipment               6,000   ++National Semiconductor Corporation                         268,320      0.5
                                    24,000   ++RF Micro Devices, Inc.                                     279,600      0.6
                                                                                                     ------------    ------
                                                                                                        1,983,951      4.1

             Software               18,200   Computer Associates International, Inc.                      424,060      0.9
                                    62,000   Microsoft Corporation                                      1,593,400      3.3
                                                                                                     ------------    ------
                                                                                                        2,017,460      4.2

             Specialty Retail        4,600   ++Bed, Bath & Beyond Inc.                                    194,304      0.4
                                    11,500   Lowe's Companies, Inc.                                       670,450      1.4
                                     7,000   Ross Stores, Inc.                                            383,460      0.8
                                    15,100   ++Staples, Inc.                                              409,965      0.8
                                                                                                     ------------    ------
                                                                                                        1,658,179      3.4

             Textiles, Apparel &    10,000   Jones Apparel Group, Inc.                                    345,000      0.7
             Luxury Goods           12,800   Liz Claiborne, Inc.                                          448,128      0.9
                                                                                                     ------------    ------
                                                                                                          793,128      1.6

             Thrifts & Mortgage     12,000   Countrywide Credit Industries, Inc.                        1,267,200      2.6
             Finance                 9,000   Fannie Mae                                                   630,000      1.3
                                     8,000   Freddie Mac                                                  435,360      0.9
                                     2,600   Golden West Financial Corporation                            262,340      0.6
                                    20,000   Sovereign Bancorp, Inc.                                      453,200      0.9
                                     4,071   Washington Mutual, Inc.                                      186,493      0.4
                                                                                                     ------------    ------
                                                                                                        3,234,593      6.7

             Tobacco                 6,000   Altria Group, Inc.                                           312,000      0.7

                                             Total Common Stocks in the United States                  45,162,266     93.7

                                             Total Common Stocks (Cost--$38,907,848)                   45,968,100     95.4



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (concluded)

                                Beneficial                                                          Value        Percent of
                                  Interest   Short-Term Securities                            (in U.S. dollars)  Net Assets
                                $1,973,129   Merrill Lynch Liquidity Series,
                                             LLC Cash Sweep Series I (a)                             $  1,973,129      4.1%

                                             Total Short-Term Securities
                                             (Cost--$1,973,129)                                         1,973,129      4.1

           Total Investments (Cost--$40,880,977)                                                       47,941,229     99.5
           Other Assets Less Liabilities                                                                  263,814      0.5
                                                                                                     ------------    ------
           Net Assets                                                                                $ 48,205,043    100.0%
                                                                                                     ============    ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++Non-income producing security.

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                      Dividend/
                                           Net         Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I            $1,197,668        $10,234
Merrill Lynch Liquidity Series,
   LLC Money Market Series            $  (4,420)        $     2
Merrill Lynch Premier
   Institutional Fund                    (2,380)        $     1


See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Statement of Assets and Liabilities

As of November 30, 2003
Assets

               Investments, at value (identified cost--$40,880,977)                                         $    47,941,229
               Receivables:
                  Securities sold                                                         $       728,460
                  Dividends                                                                        66,819
                  Interest                                                                          1,313
                  Capital shares sold                                                               1,007           797,599
                                                                                          ---------------
               Prepaid registration fees                                                                             87,988
                                                                                                            ---------------
               Total assets                                                                                      48,826,816
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                            471,418
                  Capital shares redeemed                                                          54,066
                  Distributor                                                                      24,632
                  Investment adviser                                                               22,525
                  Other affiliates                                                                 14,842           587,483
                                                                                          ---------------
               Accrued expenses                                                                                      34,290
                                                                                                            ---------------
               Total liabilities                                                                                    621,773
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $    48,205,043
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                   $       185,775
               Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                           245,129
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                            77,978
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                            38,129
               Paid-in capital in excess of par                                                                  54,060,763
               Accumulated investment loss--net                                           $     (135,712)
               Accumulated realized capital losses on investments--net                       (13,327,271)
               Unrealized appreciation on investments--net                                      7,060,252
                                                                                          ---------------
               Total accumulated losses--net                                                                    (6,402,731)
                                                                                                            ---------------
               Net Assets                                                                                   $    48,205,043
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $16,700,708 and 1,857,749 shares
                        outstanding                                                                         $          8.99
                                                                                                            ===============
               Class B--Based on net assets of $21,274,103 and 2,451,291 shares
                        outstanding                                                                         $          8.68
                                                                                                            ===============
               Class C--Based on net assets of $6,764,450 and 779,780 shares
                        outstanding                                                                         $          8.67
                                                                                                            ===============
               Class I--Based on net assets of $3,465,782 and 381,293 shares
                        outstanding                                                                         $          9.09
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Statement of Operations

For the Six Months Ended November 30, 2003
Investment Income

               Dividends (net of $282 foreign withholding tax)                                              $       351,446
               Interest                                                                                              10,386
               Securities lending--net                                                                                    3
                                                                                                            ---------------
               Total income                                                                                         361,835
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       157,774
               Account maintenance and distribution fees--Class B                                 109,948
               Professional fees                                                                   33,551
               Account maintenance and distribution fees--Class C                                  32,906
               Accounting services                                                                 31,154
               Registration fees                                                                   21,333
               Account maintenance fees--Class A                                                   20,779
               Transfer agent fees--Class B                                                        20,684
               Printing and shareholder reports                                                    19,661
               Directors' fees and expenses                                                        13,273
               Transfer agent fees--Class A                                                        13,173
               Custodian fees                                                                      10,296
               Transfer agent fees--Class C                                                         6,522
               Transfer agent fees--Class I                                                         2,671
               Pricing fees                                                                           405
               Other                                                                                7,395
                                                                                          ---------------
               Total expenses before reimbursement                                                501,525
               Reimbursement of expenses                                                          (3,978)
                                                                                          ---------------
               Total expenses after reimbursement                                                                   497,547
                                                                                                            ---------------
               Investment loss--net                                                                               (135,712)
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                  1,703,081
               Change in unrealized appreciation on investments--net                                              3,542,344
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             5,245,425
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $     5,109,713
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Statements of Changes in Net Assets

                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                           November 30,          May 31,
Increase (Decrease) in Net Assets:                                                             2003                2003
Operations

               Investment loss--net                                                       $     (135,712)   $     (436,212)
               Realized gain (loss) on investments--net                                         1,703,081      (10,144,892)
               Change in unrealized appreciation on investments--net                            3,542,344         3,110,518
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                  5,109,713       (7,470,586)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                     5,906,368       (9,487,804)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         11,016,081      (16,958,390)
               Beginning of period                                                             37,188,962        54,147,352
                                                                                          ---------------   ---------------
               End of period*                                                             $    48,205,043   $    37,188,962
                                                                                          ===============   ===============
                  *Accumulated investment loss--net                                       $     (135,712)   $            --
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003


Financial Highlights
                                                                                      Class A+++++
The following per share data and ratios
have been derived from information                          For the Six                                       For the Period
provided in the financial statements.                       Months Ended                                     June 25, 1999++
                                                            November 30,       For the Year Ended May 31,       to May 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.08   $     9.28   $    10.88   $    10.56   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net                            --**++++      (.04)**      (.04)**      (.04)**        (.06)
               Realized and unrealized gain (loss) on
               investments and foreign currency
               transactions--net                                    .91       (1.16)       (1.19)          .36          .62
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .91       (1.20)       (1.23)          .32          .56
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain on
               investments--net                                      --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     8.99   $     8.08   $     9.28   $    10.88   $    10.56
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

               Based on net asset value per share             11.26%+++     (12.93%)     (11.54%)        3.03%     5.60%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement                    1.60%*        1.91%        1.54%        1.46%       1.59%*
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.62%*        1.92%        1.54%        1.46%       1.59%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.11%)*       (.53%)       (.37%)       (.42%)      (.58%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   16,701   $    4,836   $    5,790   $    9,254   $   10,381
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                44.20%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Amount is less than $(.01) per share.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios
have been derived from information                          For the Six                                       For the Period
provided in the financial statements.                       Months Ended                                     June 25, 1999++
                                                            November 30,       For the Year Ended May 31,       to May 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     7.83   $     9.06   $    10.72   $    10.49   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net                             (.04)**      (.10)**      (.11)**      (.13)**        (.14)
               Realized and unrealized gain (loss) on
               investments and foreign currency
               transactions--net                                    .89       (1.13)       (1.18)          .36          .63
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .85       (1.23)       (1.29)          .23          .49
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     8.68   $     7.83   $     9.06   $    10.72   $    10.49
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

               Based on net asset value per share             10.86%+++     (13.58%)     (12.30%)        2.19%     4.90%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement                    2.38%*        2.69%        2.32%        2.23%       2.36%*
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          2.40%*        2.70%        2.32%        2.23%       2.36%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.90%)*      (1.32%)      (1.15%)      (1.18%)     (1.36%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   21,274   $   22,943   $   36,190   $   52,373   $   56,455
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                44.20%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios
have been derived from information                          For the Six                                       For the Period
provided in the financial statements.                       Months Ended                                     June 25, 1999++
                                                            November 30,       For the Year Ended May 31,       to May 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     7.83   $     9.06   $    10.72   $    10.48   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net                             (.04)**      (.10)**      (.11)**      (.13)**        (.15)
               Realized and unrealized gain (loss) on
               investments and foreign currency
               transactions--net                                    .88       (1.13)       (1.18)          .37          .63
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .84       (1.23)       (1.29)          .24          .48
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     8.67   $     7.83   $     9.06   $    10.72   $    10.48
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

               Based on net asset value per share             10.73%+++     (13.58%)     (12.29%)        2.29%     4.80%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement                    2.39%*        2.70%        2.33%        2.24%       2.37%*
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          2.41%*        2.71%        2.33%        2.24%       2.37%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.91%)*      (1.32%)      (1.16%)      (1.19%)     (1.36%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $    6,764   $    6,316   $    7,665   $   10,353   $   11,488
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                44.20%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Financial Highlights (concluded)
                                                                                      Class I+++++
The following per share data and ratios
have been derived from information                          For the Six                                       For the Period
provided in the financial statements.                       Months Ended                                     June 25, 1999++
                                                            November 30,       For the Year Ended May 31,       to May 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.16   $     9.35   $    10.94   $    10.59   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net                      .01**      (.02)**      (.01)**      (.02)**        (.03)
               Realized and unrealized gain (loss) on
               investments and foreign currency
               transactions--net                                    .92       (1.17)       (1.21)          .37          .62
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .93       (1.19)       (1.22)          .35          .59
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     9.09   $     8.16   $     9.35   $    10.94   $    10.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

               Based on net asset value per share             11.40%+++     (12.73%)     (11.38%)        3.31%     5.90%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement                    1.35%*        1.66%        1.29%        1.22%       1.34%*
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.37%*        1.67%        1.29%        1.22%       1.34%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                      .13%*       (.29%)       (.12%)       (.16%)      (.31%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $    3,466   $    3,094   $    4,502   $    6,436   $    6,420
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                44.20%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. Effective May 14, 2003, MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding investment advisory, distribution and/or account maintenance fees) will not exceed .75%. This arrangement expires May 31, 2004 and is renewable. For the six months ended November 30, 2003, MLIM reimbursed the find the amount of $3,978.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A , Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD             MLPF&S

Class A                         $  56             $  824
Class I                         $  --             $    5


For the six months ended November 30, 2003, MLPF&S received contingent deferred sales charges of $13,306 and $512 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended November 30, 2003, MLIM, LLC received $1 in securities lending agent fees.

In addition, MLPF&S received $19,495 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2003, the Fund reimbursed MLIM $506 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2003 were $24,815,074 and $19,993,586, respectively.

Net realized gains for the six months ended November 30, 2003 and net unrealized gains as of November 30, 2003 were as follows:


                                        Realized         Unrealized
                                           Gains              Gains

Long-term investments                $ 1,703,081         $7,060,252
                                     -----------         ----------
Total                                $ 1,703,081         $7,060,252
                                     ===========         ==========


As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $6,584,693, of which $7,536,372 related to appreciated securities and $951,679 related to depreciated securities. At November 30, 2003, the aggregate cost of investments for Federal income tax purposes was $41,356,536.


4. Capital Share Transactions:
The net increase (decrease) in net assets derived from capital share transactions were $5,906,368 and $(9,487,804) for the six months ended November 30, 2003 and the year ended May 31, 2003, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                            1,599,816      $  13,020,823
Automatic conversion of shares            12,189            107,074
                                   -------------      -------------
Total issued                           1,612,005         13,127,897
Shares redeemed                        (353,076)        (3,037,657)
                                   -------------      -------------
Net increase                           1,258,929      $  10,090,240
                                   =============      =============



Class A Shares for the Year                                  Dollar
Ended May 31, 2003++                      Shares             Amount

Shares sold                              196,659      $   1,487,635
Automatic conversion of shares            22,731            175,893
                                   -------------      -------------
Total issued                             219,390          1,663,528
Shares redeemed                        (244,788)        (1,902,627)
                                   -------------      -------------
Net decrease                            (25,398)      $   (239,099)
                                   =============      =============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                               97,137      $     801,868
Shares redeemed                        (563,561)        (4,651,291)
Automatic conversion of shares          (12,616)          (107,074)
                                   -------------      -------------
Net decrease                           (479,040)      $ (3,956,497)
                                   =============      =============



Class B Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              352,607      $   2,589,567
Shares redeemed                      (1,392,285)       (10,442,545)
Automatic conversion of shares          (23,350)          (175,893)
                                   -------------      -------------
Net decrease                         (1,063,028)      $ (8,028,871)
                                   =============      =============



Class C Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                               54,688      $     445,615
Shares redeemed                         (81,862)          (679,202)
                                   -------------      -------------
Net decrease                            (27,174)      $   (233,587)
                                   =============      =============



Class C Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              287,554      $   2,138,009
Shares redeemed                        (326,661)        (2,484,823)
                                   -------------      -------------
Net decrease                            (39,107)      $   (346,814)
                                   =============      =============



Class I Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                               64,782      $     554,300
Shares redeemed                         (62,754)          (548,088)
                                   -------------      -------------
Net increase                               2,028      $       6,212
                                   =============      =============



Class I Shares for the Year                                  Dollar
Ended May 31, 2003++                      Shares             Amount

Shares sold                              169,175      $   1,303,511
Shares redeemed                        (271,593)        (2,176,531)
                                   -------------      -------------
Net decrease                           (102,418)      $   (873,020)
                                   =============      =============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended November 30, 2003.


6. Capital Loss Carryforward:
On May 31, 2003, the Fund had a net capital loss carryforward of $12,082,199, of which $2,732,845 expires in 2010 and $9,349,354 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Andrea Mitroff, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Disciplined Equity Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 21, 2004



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.